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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 August 27, 1995
                Date of Report (Date of earliest event reported)

                          Chemical Banking Corporation
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

                 1-5805                                13-2624428
         (Commission File Number)           (IRS Employer Identification No.)

                    270 Park Avenue, New York, New York 10017
Address of principal executive offices)                       (Zip Code)

                                 (212) 270-6000

              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

                 Chemical Banking Corporation, a Delaware corporation (the "registrant" or "Chemical"), and The Chase Manhattan Corporation, a Delaware corporation ("Chase"), have entered into an Agreement and Plan of Merger, dated as of August 27, 1995 (the "Merger Agreement"), whereby Chase will be merged with and into the registrant with the registrant as the surviving entity (the "Merger").

                 As a result of the Merger, each outstanding share of common stock of Chase will be converted into 1.04 shares of common stock of Chemical. Each outstanding share of preferred stock of Chase will be converted into one share of preferred stock of Chemical having substantially the same rights, powers, privileges and preferences as the preferred share of Chase which is converted. The Merger was announced in a press release issued by the registrant and Chase on August 28, 1995.

                 Concurrently with the execution and delivery of the Merger Agreement, the registrant entered into a Stock Option Agreement (the "Chemical Stock Option Agreement") with Chase whereby the registrant has granted to Chase an option to purchase up to 50,170,882 shares of the registrant's common stock at a price of $53.50 per share, exercisable only upon the occurrence of certain events. Chase has also entered into a Stock Option Agreement (together with the Chemical Stock Option Agreement, the "Stock Option Agreements") with the registrant whereby Chase has granted to the registrant an option to purchase up to 34,551,183 shares of Chase's common stock at a price of $51.875 per share, exercisable only upon the occurrence of certain events. The Stock Option Agreements each (i) provide the grantee (a) with the right or obligation, in certain circumstances, to require the issuer to repurchase the option and any shares acquired by exercise of the option and (b) with the right to require the issuer to register the common stock acquired by or issuable upon exercise of the option under the Securities Act of 1933, as amended, and (ii) provide the issuer with a right of first refusal, in certain circumstances, in the event the grantee desires to sell any shares acquired by exercise of the option.

                 The closing of the Merger is subject to certain conditions, including the approval of the common stockholders of both the registrant and Chase and the obtaining of certain regulatory approvals.

                 In connection with the Merger, the registrant has amended its Rights Agreement, dated as of April 13, 1989 (as amended, the "Rights Agreement"), between the registrant and Chemical Bank, as Rights Agent, to provide, among other things that the approval, execution and delivery of the Merger Agreement and the Chemical Stock Option Agreement, the consummation of the Merger and the acquisition of shares of the registrant's common


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stock by Chase pursuant to the Chemical Stock Option Agreement will not cause a
"Distribution Date", a "Stock Acquisition Date", or a "Triggering Event" and will not cause Chase to be deemed to be an "Acquiring Person" or an "Adverse Person", as such terms are defined in the Rights Agreement. In addition, the registrant and Chase entered into an employee benefits agreement, dated as of August 27, 1995 (the "Employee Benefits Agreements"), addressing certain employee benefits matters relating to the Merger.

                 The Merger Agreement, the Stock Option Agreements, the amendment to the Rights Agreement, the Employee Benefits Agreement and the registrant's press release issued August 28, 1995 regarding the Merger are attached as exhibits to this report and are incorporated herein by reference. The foregoing summaries of the Merger Agreement, the Stock Option Agreements, the amendment to the Rights Agreement and the Employee Benefits Agreement do not purport to be complete and are qualified in their entirety by reference to such exhibits.




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Item 7.  Financial Statements, Pro Forma Financial
                 Statements and Exhibits.

                 The following exhibits are filed with this report:

Exhibit Number                                          Description
- --------------                                          -----------
         2                                              Agreement and Plan of Merger,
                                                        dated as of August 27, 1995,
                                                        between the registrant and
                                                        Chase.

         4                                              Amendment No. 2, dated as of August
                                                        27, 1995, to Rights Agreement,
                                                        dated as of April 13, 1989,
                                                        between the registrant and
                                                        Chemical Bank, as Rights
                                                        Agent.

         10(a)                                          Stock Option Agreement, dated
                                                        as of August 27, 1995, between
                                                        Chase and the registrant.

         10(b)                                          Stock Option Agreement, dated
                                                        as of August 27, 1995, between
                                                        the registrant and Chase.

         10(c)                                          Employee Benefits Agreement,
                                                        dated as of August 27, 1995,
                                                        between the registrant and
                                                        Chase.

         20                                             Press release of the
                                                        registrant, issued August 28,
                                                        1995, regarding the Merger.




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                                    SIGNATURE

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there unto duly authorized.

                                                    CHEMICAL BANKING CORPORATION

                                                     By /s/ John B. Wynne
                                                        --------------------
                                                        Name: John B. Wynne
                                                        Title: Secretary

Dated:  August 29, 1995.




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                                  EXHIBIT INDEX

          Exhibit No.                              Description                                Page
          -----------                              -----------                                ----

                   2 Agreement and Plan of Merger, dated as of August 27, 1995, among the registrant and Chase.

                   4             Amendment No. 2, dated August 27, 1995, to Rights
                                 Agreement, dated as of April 13, 1989, between the registrant and Chemical Bank, as Rights
                                 Agent.

                  10(a)          Stock Option Agreement, dated as of August 27,
                                 1995, between Chase and the registrant.

                  10(b)          Stock Option Agreement, dated as of August 27,
                                 1995, between the registrant and Chase.

                  10(c)          Employee Benefits Agreement, dated as of August
                                 27, 1995, between the registrant and Chase.

                  20             Press Release of the registrant issued August
                                 28, 1995, regarding the Merger.